                            JOINT FILING INFORMATION

Reporting Person:       SENTINEL REINSURANCE, LTD.

Address:                PO BOX 1093, BOUNDARY HALL
                        CRICKET SQUARE, GRAND CAYMAN, KY1-1102
                        CAYMAN ISLANDS

Designated Filer:       SENTINEL REINSURANCE, LTD.

Issuer and Symbol:      NEXPOINT REAL ESTATE STRATEGIES FUND ("NRESF")

Date of Event
Requiring Statement:    8/11/2017

                        /s/ Andrew Dean, Director
Signature:              -----------------------------------
                        Andrew Dean, Director

Reporting Person:       DEAN, ANDREW

Address:                PO BOX 1093, BOUNDARY HALL
                        CRICKET SQUARE, GRAND CAYMAN, KY1-1102
                        CAYMAN ISLANDS

Designated Filer:       SENTINEL REINSURANCE, LTD.

Issuer and Symbol:      NEXPOINT REAL ESTATE STRATEGIES FUND ("NRESF")

Date of Event
Requiring Statement:    8/11/2017

                        /s/ Andrew Dean
Signature:              -----------------------------------
                        Andrew Dean

Reporting Person:       WATLER, CHRISTOPHER

Address:                PO BOX 1093, BOUNDARY HALL
                        CRICKET SQUARE, GRAND CAYMAN, KY1-1102
                        CAYMAN ISLANDS

Designated Filer:       SENTINEL REINSURANCE, LTD.

Issuer and Symbol:      NEXPOINT REAL ESTATE STRATEGIES FUND ("NRESF")

Date of Event
Requiring Statement:    8/11/2017

                        /s/ Christopher Watler
Signature:              -----------------------------------
                        Christopher Watler